UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34856	36-4673192
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Galleria Tower, 13355 Noel Road, 22nd Floor, Dallas, Texas		75240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03	Material Modification to Rights of Security Holders.

On February 24, 2012, the Board of Directors of The Howard Hughes Corporation (the “Company”) declared a dividend distribution of one right (a “Right”) for each share of common stock, par value $0.01 per share (the “Common Shares”), of the Company outstanding at the close of business on March 14, 2012 (the “Record Date”), pursuant to the terms of a Section 382 Rights Agreement, dated as of February 27, 2012 (the “Rights Agreement”), by and between the Company and Computershare Trust Company, N.A., as rights agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company’s treasury after the Record Date will be entitled to and accompanied by Rights.

The rights issued pursuant to the Rights Agreement are in all respects subject to and governed by the provisions of the Rights Agreement. Copies of the Rights Agreement are available free of charge from the Company. The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is attached as an exhibit hereto and incorporated herein by this reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On February 29, 2012, the Company filed with the office of the Secretary of State of the State of Delaware a Certificate of Designations designating a series of the Company’s preferred stock, par value $0.01 per share, as Series A Junior Participating Preferred Stock. A copy of the Certificate of Designations is attached as an exhibit hereto and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

3.1	Certificate of Designations of Series A Junior Participating Preferred Stock, filed with the Secretary of State of the State of Delaware on February 29, 2012.

4.1	Section 382 Rights Agreement, dated as of February 27, 2012, by and between The Howard Hughes Corporation and Computershare Trust Company, N.A., as rights agent.

99.1	Press release, dated as of February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Name: Peter F. Riley
Title: Senior Vice President, Secretary and General Counsel

Date: February 29, 2012

EXHIBIT INDEX

Number	Exhibit

3.1	Certificate of Designations of Series A Junior Participating Preferred Stock, filed with the Secretary of State of the State of Delaware on February 28, 2012.

4.1	Section 382 Rights Agreement, dated as of February 27, 2012, by and between The Howard Hughes Corporation and Computershare Trust Company, N.A., as rights agent.

99.1	Press release, dated February 29, 2012.

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